Item 1: Report to Shareholders

Equity Income Fund	June 30, 2005

The views and opinions in this report were current as of June 30, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Fellow Shareholders

The first six months of 2005 left us with little to cheer about. The first quarter was weak while the second quarter was somewhat more encouraging, resulting in a generally dull market overall. Dull is not necessarily a bad thing, however, particularly after two good years for equities in 2003 and 2004. Most stock categories struggled over the first half, except for mid-cap shares and select value segments, which bucked the overall trend. Value stocks have outperformed growth across the various market caps for the year so far.

As shown in the Performance Comparison table, the S&P 500 Index fell 0.81% during the six months ended June 30, 2005, and your fund declined by a slightly lesser margin of 0.28%. (Advisor and R Class share returns were slightly lower reflecting their higher expense ratios.) Fund performance slightly trailed the Lipper Equity Income Funds Index, which was up 0.86%. Results were more robust over the 12-month period, with the fund handily outperforming the S&P 500 Index with a return of 9.73% and just lagging the Lipper benchmark. Performance through the first half was heavily influenced by relative exposure to the energy and utility sectors, which posted strong returns; the table on the next page shows that our allocation to energy has slipped a bit since the end of 2004, while portfolio exposure to utilities rose half a percentage point.

PERFORMANCE COMPARISON

Periods Ended 6/30/05	6 Months	12 Months
Equity Income Fund	-0.28%	9.73%
Equity Income Fund–
Advisor Class	-0.40	9.50
Equity Income Fund–R Class	-0.55	9.20
S&P 500 Index	-0.81	6.32
Lipper Equity Income Funds Index	0.86	10.09

DIVIDEND DISTRIBUTION

Your Board of Trustees declared a second-quarter income dividend of $0.11 per share for shareholders of record on June 27, bringing the total for 2005 to $0.20 per share. In addition, capital gain distributions for the year have amounted to $0.21 per share, $0.18 of which was long term. You should have already received your check or fund statement reflecting these distributions.

PORTFOLIO REVIEW

Stock and sector performance was mixed in the first half of 2005, as the fund benefited from areas of strength but was hampered by other investments that have not yet panned out. The energy and utility sectors were notable for their strong performance in a lackluster year so far, but it is not the purpose or the investment style of this fund to concentrate fund assets in narrow segments of the market. Our positions in energy giants Amerada Hess, Anadarko Petroleum, and Unocal were extremely beneficial to absolute and relative performance. We eliminated Unocal in the face of the Chevron takeover proposal at a significant profit and would have done even better had we waited until the announcement of the bid from a Chinese energy company. Our electric utilities investments were also quite rewarding, as we enjoyed excellent results from holdings such as Constellation Energy Group, Duke Energy, and FirstEnergy. (Please refer to our portfolio of investments for a complete listing of fund holdings and the amount each represents of the portfolio.)

SECTOR DIVERSIFICATION

	Percent of	Percent of
	Net Assets	Net Assets
Periods Ended	12/31/04	6/30/05
Financials	18.4%	18.5%
Consumer Discretionary	17.1	15.8
Industrials and Business Services	11.9	11.6
Consumer Staples	7.5	8.6
Energy	8.7	8.5
Health Care	9.2	8.3
Information Technology	5.0	8.0
Telecommunication Services	5.8	5.6
Utilities	4.7	5.2
Materials	6.3	4.6
Other and Reserves	5.4	5.3
Total	100.0%	100.0%
Historical weightings reflect current industry/sector classifications.

After disappointing us for several years, May Department Stores finally lived up to expectations following a takeover announcement by Federated Department Stores. We had our laggards as well, including investments in a few cyclical and newspaper companies. We were particularly disappointed by paper and forest products stock International Paper in that we thought the company was better positioned to improve performance than has been evident thus far. In addition, our investments in media companies Dow Jones and New York Times stymied fund performance during the first half. These companies remain excellent franchises, in our view, but both have made expensive acquisitions that hurt their share prices.

We made a number of portfolio changes during the period, initiating or adding to positions in some areas and reducing or eliminating stocks that had performed quite well. As a reminder, we emphasize new investments in larger-capitalization companies selling at attractive valuation levels (generally with attractive price/earnings multiples and healthy dividend yields). In many cases, these companies had suffered due to some investor concerns or uncertainties, resulting in good valuation opportunities. Conversely, many of the companies we sell had been good performers whose share prices rose to levels that no longer offered compelling valuations.

As shown in the Major Portfolio Changes table following this letter, we invested in some stocks that are a bit unusual for us—companies that could be described as large-capitalization growth franchises. We did this following our assessment of the value structure of the equities market, which indicated that the share prices of many growth companies had fallen to attractive valuation levels and were, therefore, suitable for inclusion in our portfolio. These stocks include Anheuser-Busch, Wal-Mart, IBM, State Street, Analog Devices, and American International Group—growth companies whose stocks had fallen within the value parameters we look for. Our largest new investment in the first half was Anheuser-Busch, a company with great brands, a strong market position, and good management. Because the stock has languished for several years, it suddenly appeared attractive to us. With a 2% dividend yield and a steady record of stock repurchases, this investment provides an annual cash return to investors in the 4% to 5% range. We believe its other valuation characteristics are attractive as well since we look for strong companies that are out of favor with investors, with good balance sheets, astute managements, and attractive stock valuation. These attributes, of course, do not guarantee that any investment will prosper, but we like the odds that they might over time.

FINANCIAL PROFILE

	Equity	S&P 500
	Income	Stock
As of 6/30/05	Fund	Index
Average Company Yield	2.3%	1.9%
Price/Book Ratio	2.9X	3.3X
Price/Earnings Ratio
(2005 estimated EPS) *	15.0X	15.4X
Historical Beta
(based on monthly
returns for five years)	0.72	1.00

*	Source data: IBES. Forecasts are in no way indicative of future investment returns.

The companies in which we reduced portfolio exposure fell generally into sectors such as energy (Unocal), utilities (TXU), lodging (Starwood Hotels & Resorts Worldwide and Hilton), and selected cyclicals (Dow Chemical and Nucor). The lodging industry is illustrative of how companies move in and out of investor favor. We increased our exposure to this area in the post-9/11 environment when concerns arose about the future of travel and the prospects for the lodging industry. Since then, as the economy recovered and investor concern dissipated, the companies have turned out to be very good investments. Now that there is more widespread confidence in their prospects, we believe it is time for us to move on and look for more controversial and attractively valued companies in which to invest.

OUTLOOK

Considering that the first six months of 2005 were characterized by good corporate earnings and dividend growth, strong cash flow and balance sheet improvement, a fair amount of merger and acquisition activity, and a generally supportive economic backdrop, investors had a right to expect the equities market to perform better than it did. Valuations in general seem reasonable relative to interest rate and expected inflation levels. Concerns abound of course. Investors are legitimately worried about the effect of record high oil prices on consumer spending. In addition, the wars in Iraq and Afghanistan threaten global stability, as the horrific terrorist attacks in London all too vividly reminded us. Yet markets have remained resilient in the face of bad news. All things considered, we believe that stock market returns should outpace bond and money market returns in the intermediate term, and we are constructive on the prospects for the types of dividend-paying stocks with attractive valuations that we seek for your portfolio.

As always, we appreciate your continued confidence and support.

Respectfully submitted,

Brian C. Rogers
President of the fund and chairman of its Investment Advisory Committee
July 21, 2005

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN THE FUND

Value investors seek to invest in companies whose stock prices are low in relation to their real worth or future prospects. By identifying companies whose stocks are currently out of favor or misunderstood, value investors hope to realize significant appreciation as other investors recognize the stock’s intrinsic value and the price rises accordingly. The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

GLOSSARY

Lipper index: An index of mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

S&P 500 Index: A market cap-weighted index of 500 widely held stocks often used as a proxy for the overall stock market. Performance is reported on a total return basis.

Price/earnings ratio: Calculated by dividing a stock’s market value per share by the company’s earnings per share for the past 12 months or by expected earnings for the coming year.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS
Percent of
Net Assets
6/30/05

J.P. Morgan Chase	2.0%
ExxonMobil	1.8
Chevron	1.8
GE	1.8
Royal Dutch Petroleum	1.5
Marsh & McLennan	1.4
Merck	1.4
Honeywell International	1.4
Morgan Stanley	1.3
Viacom	1.3
Hewlett-Packard	1.3
Coca-Cola	1.3
Union Pacific	1.3
Bank of America	1.3
Johnson & Johnson	1.2
Time Warner	1.2
Anheuser-Busch	1.2
Amerada Hess	1.2
Colgate-Palmolive	1.2
New York Times	1.2
Comcast	1.2
Sprint	1.2
Bristol Myers Squibb	1.1
Wyeth	1.1
Alltel	1.1
Total	33.8%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.

MAJOR PORTFOLIO CHANGES
Listed in descending order of size

6 Months Ended 6/30/05

Largest Purchases	Largest Sales

Anheuser-Busch *	Dow Chemical
Wal-Mart *	Unocal **
IBM *	Cardinal Health **
Tribune *	Starwood Hotels & Resorts Worldwide **
State Street *	Gannett **
American International Group *	Nucor **
Analog Devices *	XL Capital **
Boston Scientific *	Hilton
Avery Dennison *	Rockwell Collins
Gannett *	TXU **

12 Months Ended 6/30/05

Largest Purchases	Largest Sales

Anheuser-Busch *	TXU **
Coca-Cola *	Starwood Hotels & Resorts Worldwide **
Wal-Mart *	CIGNA **
IBM *	Nucor **
Tribune *	Dow Chemical
State Street *	Cardinal Health **
Marsh & McLennan	Unocal **
Progress Energy *	Gannett **
Colgate-Palmolive	Amerada Hess
American International Group *	Rockwell Collins

*	Position added
**	Position eliminated

The accompanying notes are an integral part of these financial statements.

Note: Table may not include holdings that were both purchased and sold within the specified time period.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how each class and its benchmarks would have performed if their actual (or cumulative) returns for the periods shown were earned at a constant rate.

				Since	Inception
Periods Ended 6/30/05	1 Year	5 Years	10 Years	Inception	Date
Equity Income Fund	9.73%	8.21%	11.36%	–	–
S&P 500 Stock Index	6.32	-2.37	9.94	–	–
Lipper Equity Income
Funds Index	10.09	4.54	9.19	–	–
Equity Income Fund–
Advisor Class	9.50	8.06	–	7.71%	3/31/00
S&P 500 Stock Index	6.32	-2.37	–	-2.76	–
Lipper Equity Income
Funds Index	10.09	4.54	–	4.04	–
Equity Income Fund–R Class	9.20	–	–	17.49	9/30/02
S&P 500 Stock Index	6.32	–	–	16.86	–
Lipper Equity Income
Funds Index	10.09	–	–	17.23	–

Current performance may be higher or lower than the quoted past performance, which can-
not guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price represen-
tative at 1-800-225-5132.
Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-
term returns.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee; Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee; R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE EQUITY INCOME FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/05	6/30/05	1/1/05 to 6/30/05
Investor Class
Actual	$1,000.00	$997.20	$3.61
Hypothetical (assumes 5%
return before expenses)	$1,000.00	$1,021.17	$3.66
Advisor Class
Actual	$1,000.00	$996.00	$4.55
Hypothetical (assumes 5%
return before expenses)	$1,000.00	$1,020.23	$4.61
R Class
Actual	$1,000.00	$994.50	$5.74
Hypothetical (assumes 5%
return before expenses)	$1,000.00	$1,019.04	$5.81

*	Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181) divided by the days in the year (365) to reflect the half-year period. The annualized expense ratio of the Investor Class was 0.73%, the Advisor Class was 0.92%, and the R Class was 1.16%.

Unaudited

FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

Investor Class
	6 Months	Year
	Ended	Ended
	6/30/05**	12/31/04	12/31/03	12/31/02	12/31/01	12/31/00
NET ASSET VALUE
Beginning of period	$26.59	$24.16	$19.79	$23.65	$24.67	$24.81

Investment activities
Net investment
income (loss)	0.21	0.41	0.38	0.38	0.37	0.50
Net realized and
unrealized gain (loss)	(0.29)	3.16	4.65	(3.43)	(0.02)‡	2.51

Total from
investment activities	(0.08)	3.57	5.03	(3.05)	0.35	3.01

Distributions
Net investment income	(0.20)	(0.42)	(0.39)	(0.36)	(0.36)	(0.51)
Net realized gain	(0.21)	(0.72)	(0.27)	(0.45)	(1.01)	(2.64)

Total distributions	(0.41)	(1.14)	(0.66)	(0.81)	(1.37)	(3.15)

NET ASSET VALUE
End of period	$26.10	$26.59	$24.16	$19.79	$23.65	$24.67

Ratios/Supplemental Data
Total return^	(0.28)%	15.05%	25.78%	(13.04)%	1.64%	13.12%

Ratio of total expenses to
average net assets	0.73%†	0.74%	0.78%	0.79%	0.80%	0.78%

Ratio of net investment
income (loss) to average
net assets	1.63%†	1.69%+	1.80%	1.72%	1.53%	2.01%

Portfolio turnover rate	16.9%†	16.1%	11.8%	15.2%	17.3%	21.9%

Net assets, end of period
(in millions)	$17,073	$16,034	$12,160	$8,954	$10,128	$10,187

^	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
†	Annualized
** Per share amounts calculated using average shares outstanding method.
+	Includes the effect of a one-time special dividend (0.12% of average net assets) that is not expected to recur.
‡	The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the fund’s aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.

The accompanying notes are an integral part of these financial statements.

Advisor Class
	6 Months	Year				3/31/00
	Ended	Ended				Through
	6/30/05**	12/31/04	12/31/03	12/31/02	12/31/01	12/31/00
NET ASSET VALUE
Beginning of period	$26.55	$24.12	$19.75	$23.63	$24.68	$23.24

Investment activities
Net investment
income (loss)	0.19	0.37	0.35	0.37	0.34	0.36
Net realized and
unrealized gain (loss)	(0.30)	3.15	4.64	(3.45)	(0.02)	3.41

Total from
investment activities	(0.11)	3.52	4.99	(3.08)	0.32	3.77

Distributions
Net investment income	(0.18)	(0.37)	(0.35)	(0.35)	(0.36)	(0.40)
Net realized gain	(0.21)	(0.72)	(0.27)	(0.45)	(1.01)	(1.93)

Total distributions	(0.39)	(1.09)	(0.62)	(0.80)	(1.37)	(2.33)

NET ASSET VALUE
End of period	$26.05	$26.55	$24.12	$19.75	$23.63	$24.68

Ratios/Supplemental Data
Total return^	(0.40)%	14.85%	25.59%	(13.18)%	1.51%	16.62%

Ratio of total expenses to
average net assets	0.92%†	0.93%	0.93%	0.94%	0.90%	0.60%†

Ratio of net investment
income (loss) to average
net assets	1.43%†	1.51%+	1.65%	1.72%	1.44%	2.09%†

Portfolio turnover rate	16.9%†	16.1%	11.8%	15.2%	17.3%	21.9%

Net assets, end of period
(in thousands)	$2,405,362	$2,265,092	$1,569,879	$878,375	$307,957	$851

^	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
†	Annualized
** Per share amounts calculated using average shares outstanding method.
+	Includes the effect of a one-time special dividend (0.13% of average net assets) that is not expected to recur.

The accompanying notes are an integral part of these financial statements.

R Class
	6 Months	Year		9/30/02
	Ended	Ended		Through
	6/30/05**	12/31/04	12/31/03	12/31/02
NET ASSET VALUE
Beginning of period	$26.55	$24.14	$19.78	$18.54

Investment activities
Net investment income (loss)	0.16	0.30	0.30	0.09
Net realized and
unrealized gain (loss)	(0.31)	3.15	4.64	1.61‡

Total from
investment activities	(0.15)	3.45	4.94	1.70

Distributions
Net investment income	(0.15)	(0.32)	(0.31)	(0.11)
Net realized gain	(0.21)	(0.72)	(0.27)	(0.35)

Total distributions	(0.36)	(1.04)	(0.58)	(0.46)

NET ASSET VALUE
End of period	$26.04	$26.55	$24.14	$19.78

Ratios/Supplemental Data
Total return^	(0.55)%	14.53%	25.27%	9.15%

Ratio of total expenses to
average net assets	1.16%†	1.22%	1.18%	1.08%†

Ratio of net investment
income (loss) to average
net assets	1.20%†	1.28%+	1.43%	3.22%†

Portfolio turnover rate	16.9%†	16.1%	11.8%	15.2%

Net assets, end of period
(in thousands)	$121,315	$76,974	$26,590	$5,759

^	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
†	Annualized
**	Per share amounts calculated using average shares outstanding method.
+	Includes the effect of a one-time special dividend (0.16% of average net assets) that is not expected to recur.
‡	The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the fund’s aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS (1)	Shares/$ Par	Value
(Cost and value in $ 000s)

COMMON STOCKS 94.2%

CONSUMER DISCRETIONARY 15.8%
Automobiles 0.2%
GM	1,250,000	42,500
		42,500
Distributors 0.6%
Genuine Parts	3,000,000	123,270
		123,270
Hotels, Restaurants & Leisure 0.8%
Hilton	2,000,000	47,700
McDonald's	4,000,000	111,000
		158,700
Household Durables 2.6%
Fortune Brands	1,750,000	155,400
Newell Rubbermaid	8,000,000	190,720
Sony (JPY)	2,750,000	94,701
Whirlpool	1,000,000	70,110
		510,931
Leisure Equipment & Products 1.7%
Eastman Kodak	5,250,000	140,962
Mattel	10,000,000	183,000
		323,962
Media 8.3%
Comcast, Class A *	7,500,000	230,250
Disney	7,000,000	176,260
Dow Jones †	4,560,000	161,652
EchoStar Communications, Class A	1,657,000	49,959
Knight-Ridder	1,500,000	92,010
New York Times, Class A †	7,500,000	233,625
Time Warner *	14,500,000	242,295
Tribune	5,000,000	175,900
Viacom, Class B	8,150,000	260,963
		1,622,914
Multiline Retail 0.6%
May Department Stores	3,000,000	120,480
		120,480
Specialty Retail 1.0%
Home Depot	3,000,000	116,700
RadioShack	3,500,000	81,095
		197,795
Total Consumer Discretionary		3,100,552

CONSUMER STAPLES 8.7%
Beverages 2.5%
Anheuser-Busch	5,272,700	241,226
Coca-Cola	6,000,000	250,500
		491,726
Food & Staples Retailing 1.0%
Wal-Mart	4,000,000	192,800
		192,800
Food Products 2.3%
Campbell Soup	5,000,000	153,850
ConAgra	3,000,000	69,480
General Mills	3,000,000	140,370
Unilever NV (EUR)	1,400,000	90,608
		454,308
Household Products 2.0%
Clorox	244,600	13,629
Colgate-Palmolive	4,750,000	237,073
Kimberly-Clark	2,200,000	137,698
		388,400
Tobacco 0.9%
Altria Group	1,000,000	64,660
UST	2,250,000	102,735
		167,395
Total Consumer Staples		1,694,629

ENERGY 8.5%
Energy Equipment & Services 0.5%
Schlumberger	1,250,000	94,925
		94,925
Oil, Gas & Consumable Fuels 8.0%
Amerada Hess	2,250,000	239,647
Anadarko Petroleum	1,750,000	143,763
BP ADR	3,000,000	187,140
Chevron	6,250,000	349,500
ExxonMobil	6,250,000	359,187
Royal Dutch Petroleum ADS	4,500,000	292,050
		1,571,287
Total Energy		1,666,212

FINANCIALS 18.2%
Capital Markets 4.6%
Charles Schwab	15,750,000	177,660
Janus Capital Group	2,500,000	37,600
Mellon Financial	6,250,000	179,313
Morgan Stanley	5,000,000	262,350
Northern Trust	1,300,000	59,267
State Street	3,750,000	180,937
		897,127
Commercial Banks 3.8%
Bank of America	5,400,000	246,294
Bank of Ireland (EUR)	5,250,000	84,383
Mercantile Bankshares	1,350,000	69,566
National City	2,100,000	71,652
SunTrust	2,250,000	162,540
Wells Fargo	1,300,000	80,054
Wilmington Trust	825,000	29,708
		744,197
Consumer Finance 0.5%
American Express	2,000,000	106,460
		106,460
Diversified Financial Services 2.5%
Citigroup	2,240,000	103,555
J.P. Morgan Chase	11,000,000	388,520
		492,075
Insurance 5.7%
American International Group	2,500,000	145,250
Chubb	1,600,000	136,976
Lincoln National	3,250,000	152,490
Marsh & McLennan	10,250,000	283,925
SAFECO	2,250,000	122,265
St. Paul Companies	4,000,000	158,120
UnumProvident	7,000,000	128,240
		1,127,266
Real Estate 0.5%
Simon Property Group, REIT	1,250,000	90,613
		90,613
Thrifts & Mortgage Finance 0.6%
Fannie Mae	2,000,000	116,800
		116,800
Total Financials		3,574,538

HEALTH CARE 8.4%
Biotechnology 0.7%
MedImmune *	4,750,000	126,920
		126,920
Health Care Equipment & Supplies 1.3%
Baxter International	4,250,000	157,675
Boston Scientific *	3,750,000	101,250
		258,925
Pharmaceuticals 6.4%
Abbott Laboratories	3,000,000	147,030
Bristol Myers Squibb	9,000,000	224,820
Johnson & Johnson	3,750,000	243,750
Merck	8,750,000	269,500
Pfizer	750,000	20,685
Schering-Plough	6,500,000	123,890
Wyeth	5,000,000	222,500
		1,252,175
Total Health Care		1,638,020

INDUSTRIALS & BUSINESS SERVICES 11.6%
Aerospace & Defense 3.8%
Honeywell International	7,250,000	265,567
Lockheed Martin	3,000,000	194,610
Raytheon	4,250,000	166,260
Rockwell Collins	2,500,000	119,200
		745,637
Commercial Services & Supplies 1.7%
Avery Dennison	2,000,000	105,920
Cendant	4,000,000	89,480
Waste Management	5,250,000	148,785
		344,185
Electrical Equipment 1.4%
Cooper Industries, Class A	2,250,000	143,775
Emerson Electric	1,100,000	68,893
Rockwell Automation	1,250,000	60,888
		273,556
Industrial Conglomerates 1.8%
GE	10,000,000	346,500
		346,500
Machinery 1.1%
Eaton	1,250,000	74,875
Pall	4,500,000	136,620
		211,495
Road & Rail 1.8%
Norfolk Southern	3,500,000	108,360
Union Pacific	3,839,800	248,819
		357,179
Total Industrials & Business Services		2,278,552

INFORMATION TECHNOLOGY 7.6%
Communications Equipment 2.0%
Cisco Systems *	4,000,000	76,440
Lucent Technologies *	11,000,000	32,010
Motorola	8,000,000	146,080
Nokia ADR	7,750,000	128,960
		383,490
Computers & Peripherals 2.3%
Hewlett-Packard	11,000,000	258,610
IBM	2,500,000	185,500
		444,110
Electronic Equipment & Instruments 0.2%
Agilent Technologies *	2,000,000	46,040
		46,040
Semiconductor & Semiconductor Equipment 2.1%
Analog Devices	3,750,000	139,913
Intel	4,000,000	104,240
Texas Instruments	6,250,000	175,437
		419,590
Software 1.0%
Microsoft	8,000,000	198,720
		198,720
Total Information Technology		1,491,950

MATERIALS 4.6%
Chemicals 1.8%
Dow Chemical	250,000	11,132
DuPont	3,000,000	129,030
Great Lakes Chemical †	1,797,000	56,552
Hercules *	4,091,400	57,893
International Flavors & Fragrances	2,750,000	99,605
		354,212
Construction Materials 0.6%
Vulcan Materials	1,750,000	113,733
		113,733
Metals & Mining 0.7%
Alcoa	5,250,000	137,182
		137,182
Paper & Forest Products 1.5%
International Paper	7,000,000	211,470
MeadWestvaco	3,121,600	87,530
		299,000
Total Materials		904,127

TELECOMMUNICATION SERVICES 5.6%
Diversified Telecommunication Services 5.6%
Alltel	3,500,000	217,980
AT&T	6,500,000	123,760
Qwest Communications International *	32,000,000	118,720
SBC Communications	7,000,000	166,250
Sprint	9,000,000	225,810
Telus (CAD)	814,500	28,614
Telus (Non-voting shares)	1,185,500	40,319
Verizon Communications	5,250,000	181,388
Total Telecommunication Services		1,102,841

UTILITIES 5.2%
Electric Utilities 2.3%
FirstEnergy	2,400,000	115,464
Progress Energy	3,500,000	158,340
Teco Energy	2,255,200	42,646
XCEL Energy	6,500,000	126,880
		443,330
Gas Utilities 1.1%
NiSource	8,750,000	216,388
		216,388
Independent Power Producers & Energy Traders 1.8%
Constellation Energy Group	2,400,000	138,456
Duke Energy	7,250,000	215,542
		353,998
Total Utilities		1,013,716
Total Common Stocks (Cost $15,584,970)		18,465,137

CONVERTIBLE PREFERRED STOCKS 0.2%
UnumProvident	1,455,000	43,493
Total Convertible Preferred Stocks (Cost $36,375)		43,493

CONVERTIBLE BONDS 0.3%
Lucent Technologies, 8.00%, 8/1/31 (Tender 8/2/07)	66,228,000	68,545
Total Convertible Bonds (Cost $71,667)		68,545

CORPORATE BONDS 0.5%
General Motors Acceptance Corp., 6.75%, 12/1/14	100,000,000	89,758
Total Corporate Bonds (Cost $86,535)		89,758

SHORT-TERM INVESTMENTS 4.7%
Money Market Fund 4.7%
T. Rowe Price Reserve Investment Fund, 3.14% #†	906,729,058	906,729
Total Short-Term Investments (Cost $906,729)		906,729

Total Investments in Securities
99.9% of Net Assets (Cost $16,686,276)		$ 19,573,662

(1)	Denominated in U.S. dollars unless other-
wise noted
#	Seven-day yield
*	Non-income producing
ADR	American Depository Receipts
ADS	American Depository Shares
CAD	Canadian dollar
EUR	Euro
JPY	Japanese yen
REIT	Real Estate Investment Trust

†Affiliated Companies
($ 000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

	Purchase	Sales	Investment		Value
Affiliate	Cost	Cost	Income	6/30/05	12/31/04
Dow Jones	$1,969	$-	$2,265	$161,652	$193,770
Great Lakes Chemical	-	46,709	475	56,552	75,499
New York Times	51,891	-	2,140	233,625	*
T. Rowe Price Reserve
Investment Fund	¤	¤	12,808	906,729	871,257

Totals			$17,688	$1,358,558	$1,140,526

*	The issuer was not considered an affiliated company at December 31, 2004.
¤	Purchase and sale information not shown for cash management funds.

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF ASSETS AND LIABILITIES

(In thousands except shares and per share amounts)
Assets
Investments in securities, at value
Affiliated companies (cost $1,490,545)	$1,358,558
Non-affiliated companies (cost $15,195,731)	18,215,104

Total investments in securities	19,573,662
Dividends and interest receivable	31,821
Receivable for investment securities sold	17,169
Receivable for shares sold	26,418
Other assets	623

Total assets	19,649,693

Liabilities
Investment management fees payable	8,921
Payable for investment securities purchased	18,661
Payable for shares redeemed	15,219
Due to affiliates	1,828
Other liabilities	5,002

Total liabilities	49,631

NET ASSETS	$19,600,062

Net Assets Consist of:
Undistributed net investment income (loss)	$4,910
Undistributed net realized gain (loss)	544,453
Net unrealized gain (loss)	2,887,368
Paid-in-capital applicable to 751,285,573 no par
value shares of beneficial interest outstanding;
unlimited number of shares authorized	16,163,331

NET ASSETS	$19,600,062

NET ASSET VALUE PER SHARE
Investor Class
($17,073,385,111/654,277,823 shares outstanding)	$26.10

Advisor Class
($2,405,361,698/92,348,881 shares outstanding)	$26.05

R Class
($121,314,916/4,658,869 shares outstanding)	$26.04

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF OPERATIONS
($ 000s)
6 Months
Ended
6/30/05
Investment Income (Loss)
Income
Dividend	$216,666
Interest	4,384
Securities lending	337

Total income	221,387

Expenses
Investment management	52,430
Shareholder servicing
Investor Class	12,782
Advisor Class	1,125
R Class	64
Rule 12b-1 fees
Advisor Class	2,866
R Class	233
Prospectus and shareholder reports
Investor Class	471
Advisor Class	100
R Class	4
Registration	331
Custody and accounting	316
Proxy and annual meeting	77
Legal and audit	23
Trustees	21
Miscellaneous	15

Total expenses	70,858
Expenses paid indirectly	(12)

Net expenses	70,846

Net investment income (loss)	150,541

Realized and Unrealized Gain (Loss)
Net realized gain (loss)
Affiliated securities	(17,618)
Non-affiliated securities	557,575
Foreign currency transactions	(108)

Net realized gain (loss)	539,849

Change in net unrealized gain (loss)
Securities	(746,825)
Other assets and liabilities
denominated in foreign currencies	(44)

Change in net unrealized gain (loss)	(746,869)

Net realized and unrealized gain (loss)	(207,020)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$(56,479)

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF CHANGES IN NET ASSETS
($ 000s)
	6 Months	Year
	Ended	Ended
	6/30/05	12/31/04

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$150,541	$258,084
Net realized gain (loss)	539,849	525,632
Change in net unrealized gain (loss)	(746,869)	1,514,013

Increase (decrease) in net assets from operations	(56,479)	2,297,729

Distributions to shareholders
Net investment income
Investor Class	(128,071)	(234,385)
Advisor Class	(16,290)	(28,533)
R Class	(633)	(696)
Net realized gain
Investor Class	(131,612)	(407,141)
Advisor Class	(18,590)	(56,527)
R Class	(793)	(1,690)

Decrease in net assets from distributions	(295,989)	(728,972)

Capital share transactions *

Shares sold
Investor Class	2,165,180	3,555,420
Advisor Class	473,357	780,613
R Class	63,386	55,311
Distributions reinvested
Investor Class	241,292	603,600
Advisor Class	34,432	84,208
R Class	1,361	2,238
Shares redeemed
Investor Class	(1,061,480)	(1,659,534)
Advisor Class	(321,963)	(358,257)
R Class	(18,838)	(12,634)

Increase (decrease) in net assets from
capital share transactions	1,576,727	3,050,965

Net Assets
Increase (decrease) during period	1,224,259	4,619,722
Beginning of period	18,375,803	13,756,081

End of period	$19,600,062	$18,375,803

(Including undistributed net investment income
(loss) of $4,910 at 6/30/05 and $(637) at 12/31/04)

*Share information
Shares sold
Investor Class	82,524	142,608
Advisor Class	18,090	31,230
R Class	2,428	2,217
Distributions reinvested
Investor Class	9,310	23,688
Advisor Class	1,331	3,307
R Class	52	87
Shares redeemed
Investor Class	(40,467)	(66,696)
Advisor Class	(12,385)	(14,311)
R Class	(721)	(506)

Increase (decrease) in shares outstanding	60,162	121,624

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Equity Income Fund, (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies. The fund has three classes of shares: the Equity Income Fund original share class, referred to in this report as the Investor Class, offered since October 31, 1985, Equity Income Fund—Advisor Class (Advisor Class), offered since March 31, 2000, and Equity Income Fund—R Class (R Class), offered since September 30, 2002. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to all classes, and, in all other respects, the same rights and obligations as the other classes.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund receives upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the
T. Rowe Price Valuation Committee, established by the fund’s Board of Trustees.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Trustees. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class and R Class each pay distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are included in realized gain on securities in the accompanying financial statements and totaled $289,000 for the six months ended June 30, 2005. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class on a quarterly basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled trust managed by the fund’s lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At June 30, 2005, there were no securities on loan.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $3,004,228,000 and $1,516,373,000, respectively, for the six months ended June 30, 2005.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2005.

At June 30, 2005, the cost of investments for federal income tax purposes was $16,686,276,000. Net unrealized gain aggregated $2,887,368,000 at period-end, of which $3,900,290,000 related to appreciated investments and $1,012,922,000 related to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee and a group fee. The individual fund fee is equal to 0.25% of the fund’s average daily net assets up to $15 billion, and 0.2125% of the fund’s average daily net assets in excess of $15 billion; previously, through May 31, 2005, the individual fund fee had been a flat rate of 0.25% of the fund’s average daily net assets. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. Prior to May 1, 2005, the maximum group fee rate in the graduated fee schedule had been 0.295% for assets in excess of $120 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2005, the effective annual group fee rate was 0.31%.

The Advisor Class and R Class are also subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, the manager is required to waive its management fee and reimburse a class for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class’s ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation. For a period of three years after the date of any reimbursement or waiver, each class is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the class’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation. Pursuant to this agreement, at June 30, 2005, there were no amounts subject to repayment.

	Advisor Class	R Class
Expense Limitation	1.00%	1.30%
Limitation Date	4/30/06	4/30/06
Repayment Date	4/30/08	4/30/08

For the six months ended June 30, 2005, each class operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and R Class. For the six months ended June 30, 2005, expenses incurred pursuant to these service agreements were $41,000 for Price Associates, $3,192,000 for T. Rowe Price Services, Inc., and $5,679,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period end pursuant to these service agreements is reflected as due to affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Trustees, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended June 30, 2005, the fund was charged $141,000 for shareholder servicing costs related to the college savings plans, of which $105,000 was for services provided by Price. The amount payable at period end pursuant to this agreement is included in due to affiliates in the accompanying financial statements. At June 30, 2005, approximately 0.7% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended June 30, 2005, the fund was allocated $1,088,000 of Spectrum Funds’ expenses, of which $739,000 related to services provided by Price. The amount payable at period end pursuant to this agreement is reflected as a component of due to affiliates in the accompanying financial statements. At June 30, 2005, approximately 7.1% of the outstanding shares of the Investor Class were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The Reserve Funds pay no investment management fees.

As of June 30, 2005, T. Rowe Price Group, Inc. and/or its wholly owned subsidiaries owned 211,126 shares of the Investor class, representing less than 1% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 2, 2005, the fund’s Board of Directors unanimously approved the investment advisory contract (“Contract”) between the fund and its investment manager, T. Rowe Price Associates, Inc. (“Manager”). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns to previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that an additional breakpoint should be added to the group fee component of the fees paid by the fund under the Contract at a level of $160 billion. The Board further concluded that, with this change, the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class, Advisor Class, and R Class) and compared them to fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was at or above the median for certain groups of comparable funds but below the median for other groups of comparable funds. The information also indicated that the fund’s expense ratio (for all three classes) was generally below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract as amended to add an additional breakpoint to the group fee rate. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Equity Income Fund

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	August 18, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	August 18, 2005

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	August 18, 2005